UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TruGolf Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

TRUGOLF HOLDINGS, INC.

60 North 1400

West Centerville, Utah 84014

February 4, 2026

Dear Stockholder:

This notice updates the original notice of meeting dated January 26, 2026. The annual meeting of stockholders for TruGolf Holdings, Inc. (the “Company”) originally scheduled for February 9, 2026, at 10:00 a.m., Eastern Time will now be held on February 17, 2026 at 10:00 a.m. Eastern Time (the “Annual Meeting”). All references to a February 9, 2026 annual meeting date in the proxy statement filed with the Securities and Exchange Commission on January 26, 2026 (the “Proxy Statement”) are hereby replaced by February 17, 2026.

The proxy card and meeting link previously distributed to stockholders may continue to be used to vote your shares in connection with the Annual Meeting.

At the Annual Meeting, stockholders will be asked to vote on and approve:

Proposal 1. To elect five Board nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

Proposal 2. To ratify the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Proposal 3. To approve the 2026 Equity Incentive Plan.

Proposal 4. To approve the redomestication of the Company’s jurisdiction of incorporation from Delaware to Nevada (the “Redomestication”), including the terms, conditions and effect of such Redomestication.

Proposal 5. To approve the increase in the Company’s authorized shares of Class A common stock from 650,000,000 shares to 1,000,000,000 shares in connection with the Redomestication.

Proposal 6. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s equity purchase facility agreement dated May 14, 2025 with SZOP Opportunities I LLC.

Proposal 7. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2-6.

The Board recommends that you vote “FOR” the proposals set forth in the Proxy Statement.

More information on the proposals is contained in the Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support.

Sincerely,

/s/ Christopher Jones
Christopher Jones
Chief Executive Officer

ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

*** SPECIMEN ***
**1 MAIN STREET**
**ANYWHERE PA 99999-9999**

**YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:**

INTERNET:
- Go to: www.cleartrustonline.com/trugolf
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

***FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.***

## ANNUAL MEETING OF STOCKHOLDERS

**CONTROL NUMBER:**

## TruGolf Holdings, Inc.

**DATE:** **February 17, 2026**
**TIME:** **10 A.M. Eastern Time**
**LOCATION:** **Teleconference - Visit cleartrustonline.com/trugolf**

## This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Christopher Jones and Nathan Larsen (the "Named Proxies"), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of common stock of TruGolf Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

*Continued and to be signed on the reverse side*

# TRUGOLF HOLDINGS, INC.

# ANNUAL MEETING OF STOCKHOLDERS

| PROPOSAL | YOUR VOTE | | | BOARD OF DIRECTORS RECOMMENDS |
|---|---|---|---|---|
| 1. To elect five Board nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person's successor is qualified and elected:<br>Christopher Jones<br>B. Shaun Limbers<br>Humphrey P. Polanen<br>Riley Russell<br>AJ Redmer | FOR ALL ☐ | WITHHOLD ALL ☐ | FOR ALL EXCEPT ☐ | **FOR** |
| | To withhold authority to vote for any nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below:<br>______________________________ | | | |
| 2. To ratify the appointment of Haynie & Company as the Company's independent registered public accounting firm for the year ending December 31, 2026 | FOR ☐ | AGAINST ☐ | ABSTAIN ☐ | **FOR** |
| 3. To approve the 2026 Equity Incentive Plan | FOR ☐ | AGAINST ☐ | ABSTAIN ☐ | **FOR** |
| 4. To approve the redomestication of the Company's jurisdiction of incorporation from Delaware to Nevada (the "Redomestication"), including the terms, conditions and effect of such Redomestication | FOR ☐ | AGAINST ☐ | ABSTAIN ☐ | **FOR** |
| 5. To approve the increase in the Company's authorized shares of Class A common stock from 650,000,000 shares to 1,000,000,000 shares in connection with the Redomestication | FOR ☐ | AGAINST ☐ | ABSTAIN ☐ | **FOR** |
| 6. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company's issued and outstanding common stock pursuant to the Company's equity purchase facility agreement dated May 14, 2025 with SZOP Opportunities I LLC | FOR ☐ | AGAINST ☐ | ABSTAIN ☐ | **FOR** |
| 7. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2-6 | FOR ☐ | AGAINST ☐ | ABSTAIN ☐ | **FOR** |

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

| Signature (and Title if applicable) | Date | Signature (if held jointly) | Date |
|---|---|---|---|
| | | | |

**SAVE TIME & REDUCE COSTS!**
**PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL.**

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